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                                                                   Exhibit 10.39

                          SOFTWARE LICENSE AGREEMENT

Intel Corporation ("lntel") is interested in providing purchasers of certain Intel-based computers with software that demonstrates an enhanced computing experience. Intel may wish to provide such software via CD-ROM, via on-line download, or other means of distribution. Liquid Audio ("You" or "Your") is interested in providing its Music Player software for such use by Intel.

Intel and You agree as follows:

1.      Definitions

1.1     General Definitions.
        -------------------

        (a) "Licensed Software" means the version of Your software program provided to Intel by You, in object code form, as described in Exhibit A, and any updates or new versions provided to Intel by You.

        (b) "Collateral" means packaging and marketing materials such a screen shots, box shots, product descriptions, and all customer support documents provided to Intel by You.

2. Specifications, Quality Assurance and Updates for the Licensed Software
   -----------------------------------------------------------------------

   2.1. The Licensed Software will conform to the technical specifications contained in Exhibit A, and will be delivered to Intel according to the schedule in Exhibit A.

   2.2. The Licensed Software will also meet the Inters Quality Assurance and Integration requirements.

   2.3. Licensed Software will not change existing MIME type or Microsoft Windows file type associations during install or run time.

   2.4. During the term of this agreement, You will provide Intel with any updates, bug fixes, and new versions of the Licensed Software as soon as they are first available to other distributors, or to end users, whichever is sooner.

   2.5. During the term of this agreement, you will make the Licensed Software publicly available.

3. License Grants

   3.1. Licensed Software: To the extent You have the right to grant licenses
        -----------------
        within and of the scope set forth herein and without the requirement to provide additional consideration to any third party, You grant to Intel a royalty-free, fully paid-up, non-exclusive, worldwide license, under Your or Your supplier's copyrights and patents to (a) reproduce, make, have made, use, import, and modify the Licensed Software, Collateral, and copies thereof; (b) distribute the Licensed Software, Collateral, and copies thereof by any means now known or developed in the future, including in a compilation with other software; (c) display and perform publicly the Licensed Software; and (d) sublicense the foregoing rights to third parties.

   3.2. Trademarks: You grant to Intel a royalty free, non-exclusive, worldwide
        ----------
        right to use Your trademarks set forth in Exhibit A in association with the marketing, advertisement, and use and distribution of the Licensed Software.

   3.3. No Obligation. At its sole discretion, Intel may or may not use the
        -------------
        license granted to it under this Section, and You will neither expect Intel to, nor rely in any way on Intel doing so.

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4. Copyright Management Information. Intel may modify or remove any copyright
   --------------------------------
   management information contained in the Licensed Software, including but not limited to shrinkwrap or clipwrap licenses and registration requirements, and may substitute them with other shrinkwrap terms and conditions such as those contained in Exhibit B.

5. Ownership of the Licensed Software. Subject to the licenses granted to Intel
   ----------------------------------
   pursuant to this Agreement, all right, title and interest in and to the Licensed Software and Collateral are and shall at all times remain Your or Your supplier's sole and exclusive property.

6. Warranties. You warrant and represent that: (i) You or Your licensors have
   ----------
   legal title and rights of ownership of the Licensed Software and Collateral;
   (ii) You have full power and authority to provide the license granted by this Agreement to Intel; (iii) Intel's use of the Licensed Software and Collateral will in no way constitute an infringement or other violation of any patent, copyright, trade secret, trademark or other proprietary right of any third party; and (iv) the License Software may be exported under license exceptions to U.S. export administration regulations to all destinations except embargoed countries.

7. End-User Support.
   ----------------
   7.1. Intel will provide first level installation support for the Licensed Software to those people who receive copies of it from Intel.

   7.2. You will provide to people who receive a copy of the Licensed Software from Intel:
        7.2.1. A free support website with FAQs and an email address to send help questions to;
        7.2.2.  One business day responses to email help requests.

   7.3.  You will provide to Intel:
        7.3.1. A single point of phone and email contact during normal business hours for escalations to you from Inters first line support;
        7.3.2. Copies of all product support documents, including FAQ's and other web-based help;
        7.3.3.  Information on how to send end users to Your support offerings;

8. LIMITATION OF LIABILITY. IN NO EVENT SHALL EITHER PARTY HAVE ANY LIABILITY TO THE OTHER PARTY, END USERS OR ANY OTHER THIRD PARTY, FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT, UNDER ANY CAUSE OF ACTION OR THEORY OF LIABILITY, AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE; PROVIDED, HOWEVER, THAT THIS LIMITATION SHALL NOT APPLY TO ANY BREACH OF THE WARRANTY OBLIGATIONS UNDER
   SECTION 5.

9. Term and Termination
   --------------------

   9.1.  Term: This Agreement shall commence on the Effective Date and shall
         ----
         continue for the following two year period.

   9.2.  Termination:
         -----------
        9.2.1. Either party shall have the right to terminate this Agreement should the other party materially default in the performance of any of its obligations if, within thirty (30) clays after written notice, the defaulting party has failed to cure the default.

        9.2.2.  For Convenience. You may terminate this Agreement without cause
                ---------------
               upon 180 days written notice to Intel. Intel may terminate this agreement without cause upon 30 days written notice to You.

        9.2.3.  Survival. The following provisions shall survive any expiration
                --------
               or termination of this Agreement: 1. Definitions; 5. Ownership;
                                                    -----------     ---------
               6. Warranties; and 8. Limitation of Liability.
                  ----------         -----------------------

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AGREED

INTEL CORPORATION                           LIQUID AUDIO

/s/ Mark W. Olson                       /s/ Gary Iwatani
----------------------------            ----------------------------
Signature                               Signature

  Mark W. Olson                           Gary Iwatani
----------------------------            ----------------------------
Printed Name                            Printed Name

  Director of Marketing                   CFO
----------------------------            ----------------------------
Title                                   Title

  5/4/99                                  4/15/99
----------------------------            ----------------------------
Date                                    Date

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                                  EXHIBIT "A"
               LICENSED SOFTWARE DESCRIPTION AND SPECIFICATIONS

DESCRIPTION OF LICENSED SOFTWARE
--------------------------------

Liquid Music Player version 4.01

SPECIFICATIONS
--------------

Windows-compatible version with faceless installation.

YOUR TRADEMARKS (if applicable):
---------------

Liquid(TM)
----------
Liquid(TM) Player
-----------------
Liquid Audio(TM)
----------------

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                                   EXHIBIT C
                      Form Of Software Shrinkwrap License

                                                                         Page 5
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                      PLUG-IN SOFTWARE LICENSE AGREEMENT

             IMPORTANT- READ BEFORE COPYING, INSTALLING OR USING.
             ----------------------------------------------------

Do not use or load this software and any associated materials (collectively, the "Software") until you have carefully read the following terms and conditions. The following terms and conditions will apply from each of the following Licensors for their respective Licensed Software only. By loading or using the Software, you agree to the terms of this Agreement with each Licensor. If you do not wish to so agree, do not install or use the Software.

     LICENSOR                       LICENSED SOFTWARE
     ------------------------------------------------

1.   Intel                          Install Application
2.   Liquid Audio                   Liquid Music Player
3.
 .
 .
 .

LICENSE. You may copy the Software onto a single computer for your personal,
-------
noncommercial use, and you may make one back-up copy of the Software, subject to these conditions:

    1. You may not copy, modify, rent, sell, distribute or transfer any part of the Software except as provided in this Agreement, and you agree to prevent unauthorized copying of the Software.
    2.  You may not reverse engineer, decompile, or disassemble the Software.
    3. You may not sublicense or permit simultaneous use of the Software by more than one user.
    4. The Software may include portions offered on terms in addition to those set out here, as set out in a license accompanying those portions.

OWNERSHIP OF SOFTWARE AND COPYRIGHTS. Title to all copies of the Software
------------------------------------
remains with Licensors or their suppliers. The Software is copyrighted and protected by the laws of the United States and other countries, and international treaty provisions. You may not remove any copyright notices from the Software. Licensors may make changes to the Software, or to items referenced therein, at any time without notice, but are not obligated to support or update the Software. Except as otherwise expressly provided, Licensors grant no express or implied right under Licensors patents, copyrights, trademarks, or other intellectual property rights. You may transfer the Software only if the recipient agrees to be fully bound by these terms and if you retain no copies of the Software.

LIMITED MEDIA WARRANTY. If the Software has been delivered by Intel on physical
----------------------
media, Intel warrants the media to be free from material physical defects for a period of ninety days after delivery by Intel. If such a defect is found, return the media to Intel for replacement or alternate delivery of the Software as Intel may select.

EXCLUSION OF OTHER WARRANTIES. EXCEPT AS PROVIDED ABOVE, THE SOFTWARE IS
-----------------------------
PROVIDED "AS IS" WITHOUT ANY EXPRESS OR IMPLIED WARRANTY OF ANY KIND INCLUDING WARRANTIES OF MERCHANTABILITY, NONINFRINGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE. Licensor does not warrant or assume responsibility for the accuracy or completeness of any information, text, graphics, links or other items contained within the Software.

LIMITATION OF LIABILITY. IN NO EVENT SHALL LICENSORS OR THEIR SUPPLIERS BE
-----------------------
LIABLE FOR ANY DAMAGES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, LOST PROFITS, BUSINESS INTERRUPTION, OR LOST INFORMATION) ARISING OUT OF THE USE OF OR INABILITY TO USE THE SOFTWARE, EVEN IF LICENSORS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. SOME JURISDICTIONS PROHIBIT EXCLUSION OR LIMITATION OF LIABILITY FOR IMPLIED WARRANTIES OR CONSEQUENTIAL OR INCIDENTAL DAMAGES, SO THE ABOVE LIMITATION MAY NOT APPLY TO YOU. YOU MAY ALSO HAVE OTHER LEGAL RIGHTS THAT VARY FROM JURISDICTION TO JURISDICTION.
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TERMINATION OF THIS AGREEMENT. Licensors may terminate this Agreement at any
-----------------------------
time if you violate its terms. Upon termination, you will immediately destroy the Software or return all copies of the Software to Intel.

APPLICABLE LAWS. Claims arising under this Agreement shall be governed by the
---------------
laws of California, excluding its principles of conflict of laws and the United Nations Convention on Contracts for the Sale of Goods. You may not export the Software in violation of applicable export laws and regulations. Licensors are not obligated under any other agreements unless they are in writing and signed by an authorized representative of Intel.

GOVERNMENT RESTRICTED RIGHTS. The Software is provided with "RESTRICTED RIGHTS."
----------------------------
Use, duplication, or disclosure by the Government is subject to restrictions as set forth in FAR52.227-14 and DFAR252.227-7013 et seq. or its successor. Use of the Software by the Government constitutes acknowledgment of Licensors' proprietary rights therein. Contractor or Manufacturer are Licensors respectively.